                                                                   Exhibit 10.13
                                                                   -------------

 Confidential Materials omitted and filed separately with the Securities and
               Exchange Commission. Asterisks denote omissions.



                            Switchboard Incorporated
                               115 Flanders Road
                         Westboro, Massachusetts 01581



                               December 6, 2000




Mr. Fredric G. Reynolds
Executive Vice President and
 Chief Financial Officer
Viacom Inc.
1515 Broadway
New York, New York 10036

      Re:   [**]

Dear Fred:

     Reference is made to the [**], dated as of December 6, 2000. In consideration for Viacom Inc. agreeing to [**] contained in the [**] Agreement (the"[**] Agreement") dated as of [**] by and among [**], Banyan Systems Incorporated, and Switchboard Incorporated ("Switchboard"), and the License Agreement (the "License Agreement" and together with the [**] Agreement, the "[**]/Switchboard Agreements") dated as of [**] by and between [**] and Switchboard, Switchboard agrees that [**] 250,000 [**].




                                             Respectfully yours,

                                             SWITCHBOARD INCORPORATED

                                             By: /s/ Dean Polnerow
                                                 -------------
                                                 Dean Polnerow
                                                 President